EX-35.4
(logo) WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax


Wells Fargo Bank, N.A.


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Ave
4th Floor
New York, NY 10010


RE: Annual Statement as to Compliance


The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):


(a) a review of Wells Fargo's activities as Master Servicer and/or Trust Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


February 25, 2008


/s/ Jacquelyn E Kimball
Jacquelyn E Kimball
Vice President


(page)


(logo)WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax


Wells Fargo Bank, N.A.


Schedule A

List of Servicing Agreement(s) and Series


1 Pooling and Servicing Agreement for TBW Mortgage-Backed Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

2 Pooling and Servicing Agreement for CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

3 Trust Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-5R, Wells Fargo Bank, N.A. as Trust Administrator

4 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

5 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

6 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

7 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-7, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

8 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

9 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-6, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

10 Standard Terms of Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

11 Standard Terms of Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

12 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-8, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable


(page)


(logo)WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax


Wells Fargo Bank, N.A.


13 Pooling and Servicing Agreement for CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

14 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-9, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

15 Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

16 Pooling and Servicing Agreement for CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

17 Pooling and Servicing Agreement for CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

18 Pooling and Servicing Agreement for TBW 2006-4, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

19 Pooling and Servicing Agreement for CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

20 Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

21 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-4, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

22 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-7, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

23 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2007-5, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

24 Trust Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2006-2A, Wells Fargo Bank, N.A. as Trust Administrator

25 Standard Terms of Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

26 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable


(page)


(logo)WELLS FARGO


Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

27 Pooling and Servicing Agreement for TBW 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

28 Pooling and Servicing Agreement for Adjustable Rate Mortgage Loan Trust Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

29 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

30 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

31 Pooling and Servicing Agreement for TBW 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable

32 Pooling and Servicing Agreement for CSMC Mortgage Backed Pass-Through Certificates, Series 2006-6, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator, as applicable